                                                                   EXHIBIT 10.18

                      REPAYMENT AND STOCK PLEDGE AGREEMENT

         This Repayment and Stock Pledge Agreement (this "Agreement" or "Pledge Agreement") is made as of October 2, 2001 between Fresh Enterprises, Inc., a California corporation ("Pledgee"), and Gregory G. Dollarhyde ("Pledgor").

                                    Recitals
                                    --------

         A. Pursuant to Pledgor's purchase of shares of Pledgee's Series C Convertible Preferred Stock ("Series C Stock") pursuant to that certain Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), between Pledgor, Pledgee and the other purchasers named therein, and Pledgor's payment for such shares with monies advanced pursuant to that certain promissory note executed by Pledgor in favor of the Pledgee dated the date hereof (the "Note"), Pledgor has purchased 3,686 shares of Series C Stock (the "Shares") at a price of $9.25 per share, for a total purchase price of $34,095.50.

         B. It is a condition precedent to the extension of credit pursuant to the Note that the Pledgor shall have executed and delivered this Pledge Agreement in favor of the Pledgee.

         NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.       Creation and Description of Security Interest. Pledgor hereby grants a
         ---------------------------------------------
lien on and pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number C-1 duly endorsed in blank or with executable stock powers in form and substance satisfactory to Pledgee, and herewith delivers said certificate to the Secretary of Pledgee (the "Escrow Agent"), who shall hold said certificate subject to the terms and conditions of this Pledge Agreement.

         The pledged stock shall be held by the Escrow Agent as security for the repayment of the Note, and any costs and expenses incurred in the enforcement or attempted enforcement of the Note, and any extensions or renewals thereof, and the Escrow Agent shall not encumber, sell or otherwise dispose of such Shares except in accordance with the provisions of this Pledge Agreement.

2.       Pledgor's Representations and Covenants.  Pledgor represents and
         ---------------------------------------
covenants to Pledgee, its successor and assigns, as follows:

         (a) Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         (b) The Shares are free of all other encumbrances, defenses and liens (other than the lien granted hereunder and encumbrances created under the Amended and Restated Shareholders' Agreement dated the date hereof among Pledgee and its shareholders (the "Shareholders' Agreement")), and Pledgor will not encumber or allow to be encumbered the Shares without the prior written consent of Pledgee or enter into any agreement that could restrict Pledgee's exercise of its rights hereunder or under the Note.

         (c) Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges levied against the Collateral, and in the event Pledgor fails to do so, Pledgee shall have the right, but not the obligation, to pay all or any portion of such taxes and charges without contesting the validity or legality thereof. Any payment made by Pledgee pursuant to this Section 2(c) shall become part of the indebtedness of Pledgor secured hereunder, and until paid by Pledgor, shall bear interest at the rate per annum set forth in the Note.

3.       Voting Rights.  During the term of this pledge, Pledgor shall vote the
         -------------
Shares pledged hereunder solely in accordance with the provisions of the Shareholders' Agreement.

4.       Stock Adjustments. In the event during the term of this Agreement of
         -----------------
any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Pledge Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Escrow Agent shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Pledge Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5.       Warrants and Rights. In the event that, during the term of this
         -------------------
Agreement, subscription warrants or other rights or options shall be issued by way of dividend or other distribution on the Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Agreement in the same manner as the Shares pledged hereunder. Notwithstanding the foregoing, the provisions of this Section 5 shall not apply to stock or other securities acquired by Pledgor pursuant to Pledgor's preemptive rights under the Shareholders' Agreement.

6.       Repayment. Pledgor hereby agrees that at any time if Borrower shall
         ---------
have received any cash payment or other distribution in respect of, or upon transfer, sale or other disposition of, the Shares, then and in each such case, Pledgor shall immediately deliver to Pledgee such amount as partial or full payment of principal and interest on the Note.

7.       Default.  Pledgor shall be deemed to be in default of the Note and of
         -------
this Pledge Agreement upon the occurrence of any of the following events (each such event, an "Event of Default"):

         (a) Payment of principal or interest on the Note shall be delinquent for a period of 30 days or more beyond the due date thereof; or

         (b) Pledgor fails to perform any of the covenants or other agreements set forth in this Agreement for a period of 10 days after written notice thereof; or

         (c) Any representation or warranty herein shall be untrue in any material respect; or

         (d) Pledgee shall cease to have a valid perfected first priority lien on all or any part of the Collateral.

8.       Pledgee's Rights Upon an Event of Default.
         -----------------------------------------

         (a) In the case of an Event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue all remedies available to a secured party under the California Uniform Commercial Code in effect from time to time (whether or not applicable to the Collateral) or available at law or in equity or otherwise.

         (b) In the case of an Event of Default, in addition to any other rights or remedies otherwise available, Pledgee may, without notice and at its option, with respect to any Collateral which shall then be in, or shall thereafter come into, the possession or custody of Pledgee, Pledgee may sell or cause the same to be sold at any broker's board or at any public or private sale, in one or more sales or lots, at such price or prices as Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any lien, encumbrance or right of Pledgor of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Pledgee will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Pledgee may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

         (c) Pledgee shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities
Act"), or under any other applicable securities laws. In view of the fact that the Securities Act and other applicable securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected, Pledgor agrees that upon the occurrence of an Event of Default, Pledgee may, from time to time, attempt to sell all or any part of the Collateral by means of a private sale, restricting the prospective purchasers to those who will represent and agree that such purchaser is an accredited investor within the meaning of the Securities Act and that such purchaser is purchasing for investment only and not for distribution.
Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgor than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration thereof for a form of public sale requiring registration under the Securities Act or under any other applicable securities laws. Pledgor waives any claims against Pledgee arising by reason of the fact that the price at any private sale was less than the price that might have been obtained at a public sale, even if Pledgee shall accept the first offer received and does not offer the Collateral to more than one prospective purchaser.

9.       Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
         ----------------------------------------
withdraw, pledge, substitute, grant any options in or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

10.      Term. The pledge of Shares set forth herein shall continue until the
         ----
indefeasible payment in full in cash of all indebtedness secured hereby, at which time the Shares shall be promptly delivered to Pledgor, without any representation, warranty or covenant thereto or any recourse in respect thereof.

11.      Insolvency. Pledgor agrees that if a bankruptcy or insolvency
         ----------
proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, or the Pledgor shall take any action in furtherance of any of the foregoing, or the Pledgor shall generally not, or shall be unable to, or shall admit in writing his inability to, pay his debts as they become due, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of an Event of Default.

12.      Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
         -----------------------------------
the enforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13.      Successors or Assigns. Pledgor and Pledgee agree that all of the terms
         ---------------------
of this Agreement shall be binding on their respective permitted successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators. Pledgor shall not assign or otherwise transfer all or any of his rights and obligations hereunder without the prior written consent of Pledgee, in its sole discretion. This Agreement shall be freely assignable by Pledgee.

14.      Defined Terms.  Capitalized terms used herein without definition shall
         -------------
have the meanings ascribed to such terms under the Purchase Agreement.

15.      Governing Law.  This Pledge Agreement shall be interpreted and governed
         -------------
by the internal laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Repayment and Stock Pledge Agreement as of the day and year first above written.

"PLEDGOR"

                                        /s/ Gregory G. Dollarhyde
                                        ________________________________________
                                        Gregory G. Dollarhyde

                                        Address:

                                        225 N. Hillcrest 351
                                        ________________________________________

                                        Thousand Oaks, CA  91360
                                        ________________________________________

"PLEDGEE"



                                        FRESH ENTERPRISES, INC.,
                                        a California corporation


                                        By:      /s/ Donald D. Breen
                                           _____________________________________

                                                     Donald D. Breen
                                        Name:___________________________________

                                                      Sr. VP & CFO
                                        Title:__________________________________